UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22436

EntrepreneurShares Series Trust
 (Exact name of registrant as specified in charter)

175 Federal Street, Suite #875
Boston, MA 02110
 (Address of principal executive offices) (Zip code)

Dr. Joel M. Shulman
175 Federal Street, Suite #875
Boston, MA 02110
 (Name and address of agent for service)

(617) 917-2605
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2017

Date of reporting period:  June 30, 2017

Item 1. Reports to Stockholders.

Annual Report

June 30, 2017

EntrepreneurShares Global Fund
Entrepreneur U.S. Small Cap Fund
Entrepreneur U.S. Large Cap Fund

Each a series of EntrepreneurShares Series Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

EntrepreneurShares Series Trust

August 15, 2017

Dear Shareholders:

We are enclosing the report for results covering the fiscal year July 1, 2016 through June 30, 2017.

We are pleased to report that the equity markets in the past year provided relatively strong performance, compared to historical levels.  Moreover, the performance of the Entrepreneur strategy, generally speaking, behaved in a manner consistent with expectations across all three Entrepreneur mutual funds. Further, we continue to be encouraged, that regardless of performance, we see opportunities to learn and improve from prior periods.  The overall results of the fiscal year for all three funds follows below.

Our three funds follow the performance of U.S. Large Capitalized stocks, represented by the S&P 500 Total Return Index (that appreciated 17.90%), Global Equity markets as measured by the MSCI The World Index (that appreciated 18.86%) and U.S. Domestic Small-Cap stocks, as measured by the Russell 2000 Total Return Index (the best performing category for our funds that generated returns of 24.60%).

Not surprisingly, our Entrepreneur mutual funds, that traditionally have above average Up-Capture and Down-Capture, generally met or outperformed their benchmarks during this time period.  Several key factors need to be addressed.  First, our models work best during periods of market appreciation and low volatility.  Our historical above average Up-Capture suggests that when markets rise, our Entrepreneurial stocks tend to rise faster.  The corollary also tends to hold true: our above average Down-Capture suggests that during periods of market decline our Entrepreneurial stocks tend to fall faster than peer benchmarks.  Another important distinguishing characteristic is that the majority of our alpha (excess risk-adjusted return)-generating Entrepreneurial stocks tend to fall in the Growth and High Beta (systematic or market risk) classification and reside within the Information Technology, Consumer Discretionary and Health Care sectors. When equity markets favor these sectors or Growth and High Beta stocks, our Entrepreneur mutual funds tend to out-perform the markets. Such was the case for much of the recent fiscal period.

During the last fiscal period, the Entrepreneur U.S. Large Cap Fund (IMPLX) generated 20.26% (versus 17.90%); the Entrepreneur U.S. Small Cap Fund (IMPAX) (f/k/a the Entrepreneur U.S. All Cap Fund) generated 31.39% (versus 24.60%); and the EntrepreneurShares Global Fund (ENTIX) generated 24.05% (versus 18.86%). The top performing sectors for the U.S. Large Cap Fund were Information Technology 45.63% (versus 33.88%), followed by Materials 41.98% (versus 18.88%), Financials 36.34% (versus 38.22%) and Industrials 24.67% (versus 21.98%).  While the U.S. Large Cap Fund outperformed the benchmark in three of the four top areas, and outperformed the S&P 500 Total Return Index by 236 Basis Points (2.36%), we note that our results were very similar to another applicable benchmark, the Russell 1000 Growth Index (20.42%).

We are pleased to report that during the fiscal period July 1, 2016 through June 30, 2017, the Entrepreneur U.S. Small Cap Fund (IMPAX) was among one of the top performers (approximately top 10 percentile according to Morningstar). The Small Cap Fund provided a return of 31.39% (versus 24.60%) creating a differential of 679 Basis Points (6.79%).  Among U.S. Small Cap stocks, the best performing sectors for the Russell 2000 Total Return Index benchmark included Financials (34.79% versus 54.53% for Entrepreneurs), Information Technology (34.66% versus 36.88% for Entrepreneurs), Materials (31.70% versus 50.97% for Entrepreneurs), and Health Care (30.58% versus 35.03% for Entrepreneurs).  Some additional discrepancy between the U.S. Small Cap Fund and the Russell 2000 Total Return Index can be attributed to weak performance among Industrials (20.02% for Entrepreneurs versus 27.63% for benchmark), Materials due to 2.32% underweight for Entrepreneurs, Real Estate due to 2.80% underweight for Entrepreneurs, and Utilities (0.87% for Entrepreneurs versus 7.56% for benchmark).  Areas that enabled IMPAX to outperform the Russell 2000 Total Return Index included bright spots such as Financials (54.53% for Entrepreneurs versus 34.79%), Information Technology (36.88% for Entrepreneurs versus 34.66%) and Telecommunication Services (39.13% for Entrepreneurs versus 10.87%). Each of these strong areas enabled IMPAX to produce a relatively strong year. (We also note that IMPAX, which is a small cap growth oriented fund, also out performed a comparable benchmark, the Russell 2000 Growth Index, that provided returns of 24.37%).

EntrepreneurShares Series Trust

The EntrepreneurShares Global Fund (ENTIX) also provided a relatively strong year 24.05% (versus 18.86%) beating the benchmark by 519 Basis Points (5.19%) net of fees. We note that the best performing sectors for MSCI The World Index were Financials (37.99% versus 33.92% for Entrepreneurs), Information Technology (33.83% versus 32.43% for Entrepreneurs) and Materials (24.50% versus 38.13% for Entrepreneurs).  The strongest relative areas for the Global Fund versus the peer benchmark were in the Health Care sector (22.80% for Entrepreneurs versus 10.39% for benchmark) and Real Estate (55.72% for Entrepreneurs versus 2.34% for benchmark). However, given the paucity of entrepreneurial companies in these sectors, the weights for the Global Fund in these two sectors had limited impact on the overall comparative performance.  The strongest contributors to above-average, relative performance (compared to benchmark), can best be explained by the relative over weight in the Information Technology sector (overweight by +5.50% versus benchmark) Health Care (overweight +3.03%) and Consumer Discretionary (overweight +2.70%).  In the case of Energy, not unlike the U.S. Large Cap Fund and the U.S. Small Cap Fund, the Global Fund experienced outperformance among Energy stocks (6.29% versus -0.86% for the benchmark).  However, the effect on overall returns was relatively modest given the under-weight position of this sector.

We note that in each of our three Entrepreneur mutual funds the Materials sector (a category typically held in modest amounts) provided among the best performance. Two of our funds experienced very strong performance from the Telecommunications sector (typically another low weight) and two funds had strong performance from the Financial Sector.  The top three performing sectors for each fund follows:  For the Entrepreneur U.S. Large Cap Fund (IMPLX), Information Technology, Materials and Financials were the top performing sectors; for the Entrepreneur U.S. Small Cap Fund (IMPAX), Financials, Materials and Telecommunications were the top performers; and for the EntrepreneurShares Global Fund (ENTIX) the top performers were Real Estate Telecommunications and Materials.  Moreover, as in most years, we note that the patterns of returns were very uneven during the fiscal period July 1, 2016 to June 30, 2017. Alpha generation does not accrue in a discrete, even pattern.  Our strategy tends to work best over extended periods of time.

As a closing summary to this report, we are humbled to have been recognized for strong performance, relative to our benchmarks, in each of our Entrepreneur mutual funds (recognizing the U.S. Large Cap is also very similar to the Russell 1000 Growth Index). We continue to learn and constantly strive to perform better, year after year. Though we obviously cannot predict the future or market direction, we remain optimistic that the basic premise of the Entrepreneur model is intact, productive and operating accordingly.  Current research suggests that we may, in fact, have developed an “Entrepreneur Factor” that may provide explanatory value over and above other Factors (e.g. Market, Size, Style, Momentum, Sector, etc.).  If true, then we believe there will be many exciting developments to share with our investors in the years to come. Moreover, we believe the key Entrepreneur sectors of Health Care, Information Technology and Consumer Discretionary will continue to offer strong returns to investors over an extended period of time.  We hope to be able to reward our investors for their patience.

We extend our gratitude for your continued support and look forward to sharing more updates with you in the future.

Sincerely,

Joel Shulman Ph.D., CFA
Managing Director

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-271-8811 or visiting www.ershares.com.

EntrepreneurShares Series Trust

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a full prospectus which contains this and other information about the Entrepreneur mutual funds offered by EntrepreneurShares, call 1-877-271-8811. This report is authorized for use when preceded or accompanied by a prospectus. Please read the full prospectus and this report carefully before investing. EntrepreneurShares Funds are distributed by Rafferty Capital Markets, LLC.

The EntrepreneurShares Global Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Entrepreneur U.S. Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Entrepreneur U.S. Large Cap Fund is exposed to common stock risk. Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Additional risks are detailed in the prospectus.

The MSCI The World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Russell 2000 Total Return Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The S&P 500 Total Return Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Returns assume the reinvestments of all dividends.

One cannot invest directly in an index.

Diversification does not guarantee a profit or assure against a loss.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

EntrepreneurShares Global Fund

PERFORMANCE HIGHLIGHTS (Unaudited)

EntrepreneurShares Global Fund vs. MSCI The World Index
Value of $10,000 Investment

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on November 11, 2010 (commencement of operations of the Fund).  Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total net operational expenses, including underlying Funds, were 1.71% per the November 1, 2016 prospectus.

MSCI The World Index – A free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets.  Returns assume the reinvestments of all dividends.

Total Annualized Returns for the period ended June 30, 2017

			Since
			Inception
	1-Year	5-Year	(11/11/10)
EntrepreneurShares Global Fund – Institutional Class	24.05%	11.50%	8.84%
MSCI The World Index	18.86%	12.01%	9.54%

Entrepreneur U.S. Small Cap Fund

PERFORMANCE HIGHLIGHTS (Unaudited)

Entrepreneur U.S. Small Cap Fund vs. Russell 2000 Total Return Index
Value of $10,000 Investment

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on December 17, 2013 (commencement of operations of the Fund).  Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Institutional Class’ and Retail Class’ total net operational expenses, including underlying Funds, were 0.85% and 1.10%, respectively, per the November 1, 2016 prospectus.

Russell 2000 Total Return Index – A subset of the Russell 3000® Total Return Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Returns assume the reinvestments of all dividends.

Total Annualized Returns for the period ended June 30, 2017

		Since
	1-Year	Inception(1)
Entrepreneur U.S. Small Cap Fund – Institutional Class	31.39%	9.11%
Russell 2000 Total Return Index	24.60%	8.38%

		Since
		Inception(2)
Entrepreneur U.S. Small Cap Fund – Retail Class		11.07%
Russell 2000 Total Return Index		4.55%

(1)	Inception date of the Institutional Class was December 17, 2013.
(2)	Inception date of the Retail Class was March 10, 2017. This return is not annualized.

Entrepreneur U.S. Large Cap Fund

PERFORMANCE HIGHLIGHTS (Unaudited)

Entrepreneur U.S. Large Cap Fund vs. S&P 500 Total Return Index
Value of $10,000 Investment

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on June 30, 2014 (commencement of operations of the Fund).  Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total net operational expenses, including underlying Funds, were 0.75% per the November 1, 2016 prospectus.

S&P 500 Total Return Index – Includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Returns assume the reinvestments of all dividends.

Total Annualized Returns for the period ended June 30, 2017

		Since
		Inception
	1-Year	(6/30/14)
Entrepreneur U.S. Large Cap Fund – Institutional Class	20.26%	8.85%
S&P 500 Total Return Index	17.90%	9.61%

EntrepreneurShares Global Fund

SECTOR ALLOCATION(1)
June 30, 2017 (Unaudited)

As a Percentage of Portfolio

TOP TEN HOLDINGS(1)(2)
as of June 30, 2017 (Unaudited)

Issuer	% of Net Assets
Amazon.com, Inc.	2.27%
UnitedHealth Group, Inc.	1.76%
Berkshire Hathaway, Inc. – Class B	1.68%
Whole Foods Market, Inc.	1.61%
Regeneron Pharmaceuticals, Inc.	1.51%
Intuitive Surgical, Inc.	1.51%
Flight Centre Travel Group Ltd.	1.50%
SoftBank Group Corp.	1.47%
FedEx Corp.	1.45%
Lee & Man Paper Manufacturing Ltd.	1.45%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

Entrepreneur U.S. Small Cap Fund

SECTOR ALLOCATION(1)
June 30, 2017 (Unaudited)

As a Percentage of Portfolio

TOP TEN HOLDINGS(1)(2)
as of June 30, 2017 (Unaudited)

Issuer	% of Net Assets
Impinj, Inc.	1.58%
EPAM Systems, Inc.	1.48%
Pegasystems, Inc.	1.46%
RingCentral, Inc. – Class A	1.44%
Paycom Software, Inc.	1.42%
Texas Roadhouse, Inc.	1.39%
LendingTree, Inc.	1.39%
Puma Biotechnology, Inc.	1.36%
Monolithic Power Systems, Inc.	1.33%
Whole Foods Market, Inc.	1.31%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

Entrepreneur U.S. Large Cap Fund

SECTOR ALLOCATION(1)
June 30, 2017 (Unaudited)

As a Percentage of Portfolio

TOP TEN HOLDINGS(1)(2)
as of June 30, 2017 (Unaudited)

Issuer	% of Net Assets
Amazon.com, Inc.	4.89%
Facebook, Inc. – Class A	4.76%
Alphabet, Inc. – Class C	3.22%
Alphabet, Inc. – Class A	3.21%
NVIDIA Corp.	2.91%
Apple, Inc.	2.86%
Regeneron Pharmaceuticals, Inc.	2.71%
Salesforce.com, Inc.	2.35%
Starbucks Corp.	2.33%
FedEx Corp.	2.22%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

EntrepreneurShares Series Trust

EXPENSE EXAMPLE
June 30, 2017 (Unaudited)

As a shareholder of the EntrepreneurShares Global Fund, the Entrepreneur U.S. Small Cap Fund, or the Entrepreneur U.S. Large Cap Fund (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on shares held less than 5 business days and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other specific expenses for the Funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expense comparison provides information about actual account values and actual expenses.  A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during the period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help determine the relevant total cost of owning different funds. In addition, if these transactional costs were included, shareholder costs would be higher.

EntrepreneurShares Global Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	January 1, 2017 –
	January 1, 2017	June 30, 2017	June 30, 2017
Institutional Class – Actual(2)	$1,000.00	$1,149.00	$9.06
Institutional Class – Hypothetical
(5% return before expenses)	$1,000.00	$1,016.36	$8.50

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period divided by 365.
(2)	Based on actual returns for the six-month period ended June 30, 2017 of 14.90%.

EntrepreneurShares Series Trust

EXPENSE EXAMPLE (Continued)
June 30, 2017 (Unaudited)

Entrepreneur U.S. Small Cap Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	January 1, 2017 –
	January 1, 2017	June 30, 2017	June 30, 2017
Institutional Class – Actual(2)	$1,000.00	$1,128.30	$4.49
Institutional Class – Hypothetical
(5% return before expenses)	$1,000.00	$1,020.58	$4.26

Retail Class – Actual(3)	$1,000.00	$1,110.70	$3.59
Retail Class – Hypothetical
(5% return before expenses)	$1,000.00	$1,012.07	$3.43

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.85% and 1.10% for the Institutional Class and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period divided by 365.  Inception date of the Retail Class was March 10, 2017.

(2)	Based on actual returns of 12.83% for the six-month period ended June 30, 2017 for the Institutional Class.
(3)	Based on the actual returns of 11.07% for the period March 10, 2017 through June 30, 2017 for the Retail Class.

Entrepreneur U.S. Large Cap Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	January 1, 2017 –
	January 1, 2017	June 30, 2017	June 30, 2017
Institutional Class – Actual(2)	$1,000.00	$1,119.90	$3.94
Institutional Class – Hypothetical
(5% return before expenses)	$1,000.00	$1,021.08	$3.76

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period divided by 365.
(2)	Based on actual returns for the six-month period ended June 30, 2017 of 11.99%.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS
June 30, 2017

Shares		Fair Value
	COMMON STOCKS – 95.12%
	Apparel & Textile Products – 1.35%
11,824	Gildan Activewear, Inc. (b)	$363,346

	Asset Management – 5.24%
900	BlackRock, Inc.	380,169
19,134	Hargreaves Lansdown plc (b)	324,474
11,807	Noah Holdings Ltd. – ADR (a)	338,271
595	Partners Group Holding AG (b)	368,889
		1,411,803

	Banking – 1.06%
6,096	Bank of the Ozarks, Inc.	285,720

	Biotechnology & Pharmaceutical – 8.96%
1,179	Actelion Ltd., Reg. (a)(b)	329,208
1,544	Genmab A/S (a)(b)	329,416
5,464	Gilead Sciences, Inc.	386,742
1,179	Idorsia Ltd. (a)(b)	22,254
2,158	Jazz Pharmaceuticals plc (a)(b)	335,569
827	Regeneron Pharmaceuticals, Inc. (a)	406,173
357,737	Sino Biopharmaceutical Ltd. (b)	316,158
2,207	United Therapeutics Corp. (a)	286,314
		2,411,834

	Chemicals – 0.77%
387,209	Fufeng Group Ltd. (b)	208,298

	Commercial Services – 2.41%
2,545	Cintas Corp.	320,772
78,199	IWG plc (b)	329,385
		650,157

	Consumer Products – 3.37%
6,775	Brown-Forman Corp. – Class B	329,265
2,416	The JM Smucker Co.	285,885
120,253	Wilmar International Ltd. (b)	292,608
		907,758

	Containers & Packaging – 2.86%
420,000	Lee & Man Paper Manufacturing Ltd. (b)	390,012
285,677	Nine Dragons Paper Holdings Ltd. (b)	380,539
		770,551

	Design, Manufacturing & Distribution – 1.14%
7,173	Fabrinet (a)(b)	306,000

	Electrical Equipment – 1.34%
7,679	Renishaw plc (b)	362,057

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	Gaming, Lodging & Restaurants – 2.74%
6,378	Starbucks Corp.	$371,901
2,735	Wynn Resorts Ltd.	366,818
		738,719

	Hardware – 1.35%
3,559	Nidec Corp. (b)	364,206

	Health Care Facilities & Services – 2.91%
2,555	UnitedHealth Group, Inc.	473,748
2,548	Universal Health Services, Inc. – Class B	311,060
		784,808

	Institutional Financial Services – 2.64%
5,647	Intercontinental Exchange, Inc.	372,250
6,318	SEI Investments Co.	339,782
		712,032

	Insurance – 2.94%
13,095	Admiral Group plc (b)	341,625
2,665	Berkshire Hathaway, Inc. – Class B (a)	451,371
		792,996

	Iron & Steel – 1.19%
8,948	Steel Dynamics, Inc.	320,428

	Manufactured Goods – 0.46%
284,328	China Zhongwang Holdings Ltd. (b)	124,912

	Media – 10.48%
296	Alphabet, Inc. – Class A (a)	275,185
10,205	CyberAgent, Inc. (b)	316,198
5,089	DISH Network Corp. – Class A (a)	319,386
1,766	Facebook, Inc. – Class A (a)	266,631
25,755	GMO Internet, Inc. (b)	334,088
2,333	Netflix, Inc. (a)	348,574
23,507	SEEK Ltd. (b)	305,520
2,907	VeriSign, Inc. (a)	270,235
14,773	Yandex NV – Class A (a)(b)	387,643
		2,823,460

	Medical Equipment & Devices – 2.91%
434	Intuitive Surgical, Inc. (a)	405,951
2,059	Waters Corp. (a)	378,526
		784,477

	Oil, Gas & Coal – 3.19%
14,442	AltaGas Ltd. (b)	330,536
6,935	Continental Resources, Inc. (a)	224,209
15,903	Kinder Morgan, Inc.	304,701
		859,446

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	Real Estate – 2.78%
6,580	Colliers International Group, Inc. (b)	$371,926
34,851	Hemfosa Fastigheter AB (b)	376,446
		748,372

	Recreation Facilities & Services – 2.84%
20,318	Corporate Travel Management Ltd. (b)	358,240
13,767	Flight Centre Travel Group Ltd. (b)	405,263
		763,503

	Retail – Consumer Staples – 4.15%
2,149	Costco Wholesale Corp.	343,689
4,325	Walgreens Boots Alliance, Inc.	338,691
10,310	Whole Foods Market, Inc.	434,154
		1,116,534

	Retail – Discretionary – 4.99%
632	Amazon.com, Inc. (a)	611,776
6,554	L Brands, Inc.	353,195
31,239	Rakuten, Inc. (b)	367,174
700	SM Investments Corp. (b)	11,132
		1,343,277

	Semiconductors – 2.23%
6,066	Mellanox Technologies Ltd. (a)(b)	262,658
2,336	NVIDIA Corp.	337,692
		600,350

	Software – 9.29%
5,436	Cerner Corp. (a)	361,331
3,095	Check Point Software Technologies Ltd. (a)(b)	337,603
651	Constellation Software, Inc. (b)	340,565
6,078	CyberArk Software Ltd. (a)(b)	303,596
15,814	Koei Tecmo Holdings Co. Ltd. (b)	313,257
1,086	NetEase, Inc. – ADR	326,484
3,058	Salesforce.com, Inc. (a)	264,823
3,472	Synopsys, Inc. (a)	253,213
		2,500,872

	Specialty Finance – 3.80%
4,149	Capital One Financial Corp.	342,790
33,353	Financial Products Group Co. Ltd. (b)	317,591
9,403	Green Dot Corp. – Class A (a)	362,298
		1,022,679

	Technology Services – 1.41%
2,955	Teleperformance (b)	378,513

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	Telecommunications – 2.86%
4,896	SoftBank Group Corp. (b)	$395,989
6,804	United Internet AG, Reg. (b)	374,145
		770,134

	Transportation & Logistics – 1.46%
1,803	FedEx Corp.	391,846
	TOTAL COMMON STOCKS (Cost $22,711,884)	25,619,088

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 1.43%
	Real Estate – 1.43%
6,554	Prologis, Inc.	384,327
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $339,015)	384,327

	MONEY MARKET FUNDS – 3.59%
967,849	First American Treasury Obligations Fund – Class Z, 0.85% (c)	967,850
	TOTAL MONEY MARKET FUNDS (Cost $967,850)	967,850

	Total Investments (Cost $24,018,749) – 100.14%	26,971,265
	Liabilities in Excess of Other Assets – (0.14)%	(38,278)
	TOTAL NET ASSETS – 100.00%	$26,932,987

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
Reg. – Registered
(a)	Non-income producing security.
(b)	Global Security, as classified by the Fund’s Investment Advisor, in accordance to the definition in the Fund’s prospectus.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Percent of Net
Country of Risk	Assets
United States	52.8%
Japan	8.9%
Canada	5.2%
Hong Kong	4.0%
Australia	4.0%
Switzerland	3.9%
United Kingdom	3.8%
China	3.7%
Israel	3.4%
Russia	1.4%
France	1.4%
Sweden	1.4%
Germany	1.4%
Ireland	1.3%
Denmark	1.2%
Thailand	1.1%
Singapore	1.1%
Philippines	0.1%
100.1%

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

SCHEDULE OF INVESTMENTS
June 30, 2017

Shares		Fair Value
	COMMON STOCKS – 93.61%
	Apparel & Textile Products – 0.97%
39,913	Skechers U.S.A., Inc. – Class A (a)	$1,177,433

	Asset Management – 1.08%
32,333	Cohen & Steers, Inc.	1,310,780

	Banking – 5.02%
31,495	Bank of the Ozarks, Inc.	1,476,171
52,912	Live Oak Bancshares, Inc.	1,280,471
16,973	Pinnacle Financial Partners, Inc.	1,065,904
19,730	Preferred Bank	1,054,963
47,420	TriState Capital Holdings, Inc. (a)	1,194,984
		6,072,493

	Biotechnology & Pharmaceutical – 11.20%
24,986	Aclaris Therapeutics, Inc. (a)	677,620
14,038	Clovis Oncology, Inc. (a)	1,314,378
78,194	Corcept Therapeutics, Inc. (a)	922,689
33,772	FibroGen, Inc. (a)	1,090,835
54,768	Ironwood Pharmaceuticals, Inc. – Class A (a)	1,034,020
12,922	Kite Pharma, Inc. (a)	1,339,624
68,406	Omeros Corp. (a)	1,361,621
18,874	Puma Biotechnology, Inc. (a)	1,649,588
10,265	Seattle Genetics, Inc. (a)	531,111
29,180	Supernus Pharmaceuticals, Inc. (a)	1,257,658
8,107	TESARO, Inc. (a)	1,133,845
113,811	TherapeuticsMD, Inc. (a)	599,784
4,820	United Therapeutics Corp. (a)	625,299
		13,538,072

	Commercial Services – 3.55%
16,143	Cimpress NV (a)	1,525,998
60,030	The Hackett Group, Inc.	930,465
14,405	Insperity, Inc.	1,022,755
30,025	National Research Corp. – Class A	807,672
		4,286,890

	Consumer Products – 4.66%
29,828	The Hain Celestial Group, Inc. (a)	1,157,923
30,751	Inter Parfums, Inc.	1,127,024
9,817	J&J Snack Foods Corp.	1,296,531
15,830	National Beverage Corp.	1,481,055
44,865	Primo Water Corp. (a)	569,786
		5,632,319

	Consumer Services – 0.96%
42,823	Carriage Services, Inc.	1,154,508

	Design, Manufacturing & Distribution – 0.87%
27,516	Sanmina Corp. (a)	1,048,360

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	Engineering & Construction Services – 1.03%
56,929	Mistras Group, Inc. (a)	$1,250,730

	Gaming, Lodging & Restaurants – 3.42%
23,071	The Cheesecake Factory, Inc.	1,160,471
17,962	Papa John’s International, Inc.	1,288,953
33,044	Texas Roadhouse, Inc.	1,683,592
		4,133,016

	Hardware – 5.03%
109,666	A10 Networks, Inc. (a)	925,581
45,043	Super Micro Computer, Inc. (a)	1,110,310
24,888	Ubiquiti Networks, Inc. (a)	1,293,429
22,630	ViaSat, Inc. (a)	1,498,106
69,665	Vicor Corp. (a)	1,247,004
		6,074,430

	Health Care Facilities & Services – 3.93%
48,938	Diplomat Pharmacy, Inc. (a)	724,283
42,999	The Ensign Group, Inc.	936,088
13,789	LHC Group, Inc. (a)	936,135
60,212	Natera, Inc. (a)	653,902
17,269	PAREXEL International Corp. (a)	1,500,849
		4,751,257

	Home & Office Products – 3.14%
44,096	Century Communities, Inc. (a)	1,093,581
36,375	LGI Homes, Inc. (a)	1,461,547
29,459	Meritage Homes Corp. (a)	1,243,170
		3,798,298

	Institutional Financial Services – 1.04%
32,249	Moelis & Co. – Class A	1,252,874

	Insurance – 1.61%
14,107	Kinsale Capital Group, Inc.	526,332
77,128	State National Co., Inc.	1,417,613
		1,943,945

	Iron & Steel – 0.91%
30,829	Steel Dynamics, Inc.	1,103,986

	Media – 5.85%
175,054	Entravision Communications Corp. – Class A	1,155,356
31,678	HealthStream, Inc. (a)	833,765
19,980	Nexstar Media Group, Inc. – Class A	1,194,804
29,600	Shutterstock, Inc. (a)	1,304,768
28,383	The Trade Desk, Inc. – Class A (a)	1,422,272
57,166	World Wrestling Entertainment, Inc. – Class A	1,164,472
		7,075,437

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	Medical Equipment & Devices – 3.21%
31,653	Globus Medical, Inc.(a)	$1,049,297
12,241	Masimo Corp. (a)	1,116,134
23,810	Merit Medical Systems, Inc. (a)	908,352
32,168	NxStage Medical, Inc. (a)	806,452
		3,880,235

	Oil, Gas & Coal – 1.04%
59,032	Matador Resources Co. (a)	1,261,514

	Renewable Energy – 0.92%
144,166	Ameresco, Inc. – Class A (a)	1,110,078

	Retail – Consumer Staples – 1.31%
37,737	Whole Foods Market, Inc.	1,589,105

	Semiconductors – 5.13%
39,253	Impinj, Inc. (a)	1,909,658
9,175	IPG Photonics Corp. (a)	1,331,293
81,940	IXYS Corp.	1,347,913
16,677	Monolithic Power Systems, Inc.	1,607,663
		6,196,527

	Software – 12.85%
43,284	Benefitfocus, Inc. (a)	1,573,373
73,294	Box, Inc. – Class A (a)	1,336,883
20,748	HubSpot, Inc. (a)	1,364,181
33,218	New Relic, Inc. (a)	1,428,706
21,403	Omnicell, Inc. (a)	922,469
25,081	Paycom Software, Inc. (a)	1,715,791
53,150	PDF Solutions, Inc. (a)	874,318
30,148	Pegasystems, Inc.	1,759,136
36,859	RealPage, Inc. (a)	1,325,081
30,835	SS&C Technologies Holdings, Inc.	1,184,372
83,699	VASCO Data Security International, Inc. (a)	1,201,081
13,756	Veeva Systems, Inc. – Class A (a)	843,380
		15,528,771

	Specialty Finance – 4.34%
28,501	Air Lease Corp.	1,064,797
13,348	Euronet Worldwide, Inc. (a)	1,166,215
34,572	Green Dot Corp. – Class A (a)	1,332,059
9,759	LendingTree, Inc. (a)	1,680,500
		5,243,571

	Technology Services – 7.15%
21,263	EPAM Systems, Inc. (a)	1,788,006
28,144	ExlService Holdings, Inc. (a)	1,564,244
28,075	Forrester Research, Inc.	1,099,136
5,864	MarketAxess Holdings, Inc.	1,179,250

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
18,657	Medidata Solutions, Inc. (a)	$1,458,977
38,036	TeleTech Holdings, Inc.	1,551,869
		8,641,482

	Telecommunications – 2.49%
31,422	Cogent Communications Holdings, Inc.	1,260,022
47,696	RingCentral, Inc. – Class A (a)	1,743,289
		3,003,311

	Waste, Environmental Services & Equipment – 0.90%
19,388	Clean Harbors, Inc. (a)	1,082,432
	TOTAL COMMON STOCKS (Cost $83,654,326)	113,141,854

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 2.07%
	Real Estate – 2.07%
40,213	The GEO Group, Inc.	1,189,099
101,959	Medical Properties Trust, Inc.	1,312,212
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $1,921,747)	2,501,311

	MONEY MARKET FUNDS – 4.29%
5,181,406	First American Treasury Obligations Fund – Class Z, 0.85% (b)	5,181,406
	TOTAL MONEY MARKET FUNDS (Cost $5,181,406)	5,181,406

	Total Investments (Cost $90,757,479) – 99.97%	120,824,571
	Other Assets in Excess of Liabilities – 0.03%	33,982
	TOTAL NET ASSETS – 100.00%	$120,858,553

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

SCHEDULE OF INVESTMENTS
June 30, 2017

Shares		Fair Value
	COMMON STOCKS – 91.57%
	Aerospace & Defense – 0.78%
4,543	Huntington Ingalls Industries, Inc.	$845,725

	Apparel & Textile Products – 1.22%
60,501	Under Armour, Inc. – Class A (a)	1,316,502

	Asset Management – 1.23%
3,133	BlackRock, Inc.	1,323,411

	Automotive – 0.82%
46,375	Gentex Corp.	879,734

	Biotechnology & Pharmaceutical – 7.12%
15,024	Gilead Sciences, Inc.	1,063,399
9,182	Jazz Pharmaceuticals plc (a)	1,427,801
5,945	Regeneron Pharmaceuticals, Inc. (a)	2,919,827
18,086	Seattle Genetics, Inc. (a)	935,770
10,284	United Therapeutics Corp. (a)	1,334,143
		7,680,940

	Commercial Services – 1.15%
9,832	Cintas Corp.	1,239,225

	Consumer Products – 5.46%
19,702	Brown-Forman Corp. – Class B	957,517
7,704	Constellation Brands, Inc. – Class A	1,492,496
28,015	The Hain Celestial Group, Inc. (a)	1,087,542
7,352	The JM Smucker Co.	869,962
29,667	Monster Beverage Corp. (a)	1,473,857
		5,881,374

	Gaming, Lodging & Restaurants – 6.22%
4,425	Chipotle Mexican Grill, Inc. (a)	1,841,242
43,100	Starbucks Corp.	2,513,161
17,571	Wynn Resorts Ltd.	2,356,623
		6,711,026

	Hardware – 4.29%
21,398	Apple, Inc.	3,081,740
10,331	Arista Networks, Inc. (a)	1,547,480
		4,629,220

	Health Care Facilities & Services – 4.72%
24,993	MEDNAX, Inc. (a)	1,508,828
10,050	UnitedHealth Group, Inc.	1,863,471
14,055	Universal Health Services, Inc. – Class B	1,715,834
		5,088,133

	Home & Office Products – 0.66%
2,950	Mohawk Industries, Inc. (a)	712,985

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	Institutional Financial Services – 3.82%
33,839	Intercontinental Exchange, Inc.	$2,230,667
35,124	SEI Investments Co.	1,888,969
		4,119,636

	Insurance – 1.74%
4	Berkshire Hathaway, Inc. – Class A (a)	1,018,800
5,086	Berkshire Hathaway, Inc. – Class B (a)	861,416
		1,880,216

	Media – 15.11%
3,724	Alphabet, Inc. – Class A (a)	3,462,128
3,820	Alphabet, Inc. – Class C (a)	3,471,349
29,595	DISH Network Corp. – Class A (a)	1,857,382
34,029	Facebook, Inc. – Class A (a)	5,137,699
15,796	Netflix, Inc. (a)	2,360,080
		16,288,638

	Medical Equipment & Devices – 2.61%
1,686	Intuitive Surgical, Inc. (a)	1,577,034
6,717	Waters Corp. (a)	1,234,853
		2,811,887

	Oil, Gas & Coal – 2.28%
40,746	Antero Resources Corp. (a)	880,521
21,539	Continental Resources, Inc. (a)	696,356
45,800	Kinder Morgan, Inc.	877,528
		2,454,405

	Retail – Consumer Staples – 3.22%
6,615	Costco Wholesale Corp.	1,057,937
9,373	Walgreens Boots Alliance, Inc.	734,000
39,920	Whole Foods Market, Inc.	1,681,031
		3,472,968

	Retail – Discretionary – 7.36%
5,447	Amazon.com, Inc. (a)	5,272,696
20,189	L Brands, Inc.	1,087,985
3,048	O’Reilly Automotive, Inc. (a)	666,719
48,914	Urban Outfitters, Inc. (a)	906,866
		7,934,266

	Semiconductors – 6.42%
10,725	IPG Photonics Corp. (a)	1,556,197
28,840	Microchip Technology, Inc.	2,225,871
21,728	NVIDIA Corp.	3,141,000
		6,923,068

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Shares		Fair Value
	Software – 9.82%
15,994	Akamai Technologies, Inc. (a)	$796,661
33,985	Cerner Corp. (a)	2,258,983
48,103	Fortinet, Inc. (a)	1,800,976
29,266	Salesforce.com, Inc. (a)	2,534,436
50,456	SS&C Technologies Holdings, Inc.	1,938,015
17,253	Synopsys, Inc. (a)	1,258,261
		10,587,332

	Technology Services – 1.54%
6,316	CoStar Group, Inc. (a)	1,664,898

	Telecommunications – 1.76%
61,245	Zayo Group Holdings, Inc. (a)	1,892,470

	Transportation & Logistics – 2.22%
11,010	FedEx Corp.	2,392,803
	TOTAL COMMON STOCKS (Cost $82,517,290)	98,730,862

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 4.91%
	Real Estate – 4.91%
14,849	Alexandria Real Estate Equities, Inc.	1,788,859
34,220	Prologis, Inc.	2,006,661
15,968	Vornado Realty Trust	1,499,395
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $5,191,316)	5,294,915

	MONEY MARKET FUNDS – 3.53%
3,808,150	First American Treasury Obligations Fund – Class Z, 0.85% (b)	3,808,150
	TOTAL MONEY MARKET FUNDS (Cost $3,808,150)	3,808,150

	Total Investments (Cost $91,516,756) – 100.01%	107,833,927
	Liabilities in Excess of Other Assets – (0.01)%	(10,613)
	TOTAL NET ASSETS – 100.00%	$107,823,314

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2017

	EntrepreneurShares	Entrepreneur	Entrepreneur
	Global	U.S. Small	U.S. Large
	Fund	Cap Fund	Cap Fund
ASSETS:
Investments, at fair value(1)	$26,971,265	$120,824,571	$107,833,927
Foreign currency (Cost $2,413)	2,440	—	—
Dividend and interest receivable	18,528	140,064	31,791
Receivable from Fund shares sold	—	—	48,702
Other assets	8,671	13,327	9,418
Total assets	27,000,904	120,977,962	107,923,838

LIABILITIES:
Payable for Fund shares redeemed	—	—	10,686
Payable to Investment Advisor	25,420	68,219	48,043
Payable to Trustees	532	3,338	2,129
Distributions payable	—	8	—
Other accrued expenses	41,965	47,844	39,666
Total liabilities	67,917	119,409	100,524

NET ASSETS	$26,932,987	$120,858,553	$107,823,314

NET ASSETS CONSIST OF:
Capital stock	$21,341,751	$84,251,917	$86,089,620
Accumulated net investment income (loss)	—	(14,521)	74,747
Accumulated net realized gain	2,638,657	6,554,065	5,341,776
Unrealized appreciation on:
Investments	2,952,516	30,067,092	16,317,171
Foreign Currency	63	—	—
Net assets	$26,932,987	$120,858,553	$107,823,314

NET ASSETS CONSIST OF:
Institutional Class:
Net assets	$26,932,987	$120,847,442	$107,823,314
Shares issued and outstanding	1,838,432	9,477,613	8,549,903
Net asset value, offering and redemption price per share(2)
(Unlimited shares of no par value authorized)	$14.65	$12.75	$12.61

Retail Class Shares:
Net assets	N/A	$11,111	N/A
Shares issued and outstanding	N/A	872	N/A
Net asset value, offering and redemption price per share(2)
(Unlimited shares of no par value authorized)	N/A	$12.74	N/A

(1) Cost of investments	$24,018,749	$90,757,479	$91,516,756

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within five days of purchase.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

STATEMENTS OF OPERATIONS
For the year ended June 30, 2017

	EntrepreneurShares	Entrepreneur	Entrepreneur
	Global	U.S. Small	U.S. Large
	Fund	Cap Fund	Cap Fund
INVESTMENT INCOME:
Dividend income*	$281,628	$1,425,005	$1,037,127
Interest income	3,959	23,918	11,193
Total investment income	285,587	1,448,923	1,048,320

EXPENSES:
Investment advisory fees	303,953	1,104,454	632,931
Custody fees	25,892	7,663	5,960
Professional fees	22,862	38,451	31,406
Transfer agent fees and expenses	22,579	28,728	28,927
Federal and state registration fees	15,116	10,966	12,314
Fund accounting fees	13,816	48,537	30,787
Administration fees	11,597	56,143	36,379
Other fees	4,399	13,252	8,333
Trustee fees	1,914	12,216	7,870
Printing and mailing fees	1,234	8,765	6,087
Distribution fees – Retail Class	—	8	—
Total expenses	423,362	1,329,183	800,994
Fees waived	(9,986)	(77,461)	(70,689)
Net expenses	413,376	1,251,722	730,305
NET INVESTMENT INCOME (LOSS)	(127,789)	197,201	318,015

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investments	3,036,747	12,964,649	6,025,810
Foreign currency transactions	(3,042)	—	—
Change in unrealized appreciation on:
Investments	2,338,277	26,882,423	11,686,488
Foreign currency transactions	2,458	—	—
Net gain on investments	5,374,440	39,847,072	17,712,298
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$5,246,651	$40,044,273	$18,030,313
*Net of foreign tax withheld of:	$12,245	$1,509	$1,113

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
OPERATIONS:
Net investment loss	$(127,789)	$(50,371)
Net realized gain on investments and foreign currency transactions	3,033,705	662,824
Change in unrealized appreciation (depreciation) on investments and
foreign currency transactions	2,340,735	(589,603)
Net increase in net assets resulting from operations	5,246,651	22,850

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from shares sold	324,310	16,774,056
Proceeds from reinvestments of distributions	—	6,834
Payment for shares redeemed	(419,557)	(519,837)
Net increase (decrease) in net assets from capital share transactions	(95,247)	16,261,053

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From ordinary income	—	(19,570)
Total distributions	—	(19,570)

INCREASE IN NET ASSETS	5,151,404	16,264,333

NET ASSETS:
Beginning of Year	21,781,583	5,517,250
End of Year*	$26,932,987	$21,781,583
* Including undistributed net investment loss of:	$—	$(70,663)

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
OPERATIONS:
Net investment income	$197,201	$220,008
Net realized gain (loss) on investments	12,964,649	(6,339,835)
Change in unrealized appreciation (depreciation) on investments	26,882,423	(7,512,069)
Net increase (decrease) in net assets resulting from operations	40,044,273	(13,631,896)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from shares sold	338,231	1,373,478
Proceeds from reinvestments of distributions	253,729	7,672,249
Payment for shares redeemed	(50,237,062)	(157,501)
Net increase (decrease) in Institutional Class shares	(49,645,102)	8,888,226
Retail Class(1)
Proceeds from shares sold	10,000	—
Proceeds from reinvestments of distributions	—	—
Payment for shares redeemed	—	—
Net increase in Retail Class shares	10,000	—
Net increase (decrease) in net assets from capital share transactions	(49,635,102)	8,888,226

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From ordinary income	(256,005)	(24,155)
From realized gains	—	(7,648,839)
Retail Class(1)
From ordinary income	—	—
From realized gains	—	—
Total distributions	(256,005)	(7,672,994)

DECREASE IN NET ASSETS	(9,846,834)	(12,416,664)

NET ASSETS:
Beginning of Year	130,705,387	143,122,051
End of Year*	$120,858,553	$130,705,387
* Including undistributed net investment income (loss) of:	$(14,521)	$219,792

(1)	Inception date of the Retail Class was March 10, 2017.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
OPERATIONS:
Net investment income	$318,015	$560,356
Net realized gain on investments	6,025,810	382,688
Change in unrealized appreciation (depreciation) on investments	11,686,488	(1,099,422)
Net increase (decrease) in net assets resulting from operations	18,030,313	(156,378)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from shares sold	3,755,788	6,798,752
Proceeds from reinvestments of distributions	1,434,053	505,604
Payment for shares redeemed	(2,394,894)	(1,125,568)
Net increase in net assets from capital share transactions	2,794,947	6,178,788

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From ordinary income	(512,197)	(508,011)
From realized gains	(984,631)	—
Total distributions	(1,496,828)	(508,011)

INCREASE IN NET ASSETS	19,328,432	5,514,399

NET ASSETS:
Beginning of Year	88,494,882	82,980,483
End of Year*	$107,823,314	$88,494,882
* Including undistributed net investment income of:	$74,747	$268,905

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

FINANCIAL HIGHLIGHTS

For an Institutional Class share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2017	2016	2015		2014	2013
Per Share Data:
Net asset value, beginning of year	$11.81	$12.19	$13.19		$11.82	$10.15

Investment operations:
Net investment loss(1)	(0.07)	(0.07)	(0.08)		(0.03)	(0.02)
Net realized and unrealized
gain (loss) on investments	2.91	(0.27)	0.48		2.10	1.77
Total from investment operations	2.84	(0.34)	0.40		2.07	1.75

Less distributions from:
Net investment income	—	(0.04)	—		—	—
Net realized capital gains	—	—	(1.40)		(0.70)	(0.08)
Total distributions	—	(0.04)	(1.40)		(0.70)	(0.08)
Net asset value, end of year	$14.65	$11.81	$12.19		$13.19	$11.82
Total return(2)	24.05%	-2.75%	3.49%		17.67%	17.33%

Supplemental data and ratios:
Net assets, end of year (000’s)	$26,933	$21,782	$5,517		$24,402	$22,552
Ratios to average net assets:
Expenses(3)	1.70%	1.70%	1.70%		1.70%	1.71	%(4)
Net investment loss(3)	(0.53)%	(0.61)%	(0.63)%		(0.25)%	(0.21	)%(5)
Portfolio turnover rate	65%	71%	69	%(6)	64%	14%

(1)	Net investment loss per share has been calculated based on average shares outstanding during the year.
(2)	Total returns assumes reinvestment of dividends and would have been lower in the absence of fees waived.
(3)	Net of fees waived of 0.04%, 0.82%, 0.33%, 0.54% and 0.63% for the years ended June 30, 2017, June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013, respectively.
(4)	Includes expenses related to the Retail Class that was merged into the Institutional Class on January 10, 2013. In the absence of these expenses, the ratio would have been 1.70%.
(5)	Includes income and expenses attributed to the Retail Class that was merged into the Institutional Class on January 10, 2013. In the absence of these expenses, the ratio would have been (0.20)%.
(6)	Includes the value of portfolio securities delivered as a result of an in-kind redemption.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

FINANCIAL HIGHLIGHTS

For an Institutional Class share outstanding throughout each period.

						Period From
	Year Ended	Year Ended		Year Ended		December 17,
	June 30,	June 30,		June 30,		2013(1) to June 30,
	2017	2016		2015		2014
Per Share Data:
Net asset value, beginning of period	$9.72	$11.45		$10.68		$10.00

Investment operations:
Net investment income (loss)(2)	0.01	0.02		(0.00	)(3)	0.01
Net realized and unrealized
gain (loss) on investments	3.04	(1.14)		0.77		0.68
Total from investment operations	3.05	(1.12)		0.77		0.69

Less distributions from:
Net investment income	(0.02)	(0.00	)(3)	(0.00	)(3)	(0.01)
Net realized capital gains	—	(0.61)		—		—
Total distributions	(0.02)	(0.61)		(0.00	)(3)	(0.01)
Net asset value, end of period	$12.75	$9.72		$11.45		$10.68
Total return(4)(5)	31.39%	-9.63%		7.26%		6.85%

Supplemental data and ratios:
Net assets, end of period (000’s)	$120,847	$130,705		$143,122		$133,422
Ratios to average net assets:
Expenses(6)(7)	0.85%	0.85%		0.85%		0.85%
Net investment income (loss)(6)(7)	(0.13)%	0.17%		(0.04)%		0.09%
Portfolio turnover rate(5)	53%	67%		107%		55	%(8)

(1)	Inception date of the Institutional Class was December 17, 2013.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Amount is less than $0.01 per share.
(4)	Total returns assumes reinvestment of dividends and would have been lower in the absence of fees waived.
(5)	Not annualized for periods less than one year.
(6)	Net of fees waived of 0.05%, 0.06%, 0.04% and 0.12% for the years ended June 30, 2017, June 30, 2016, June 30, 2015 and the period ended June 30, 2014, respectively.
(7)	Annualized for periods less than one year.
(8)	Excludes the value of portfolio securities received as a result of in-kind purchases of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Small Cap Fund

FINANCIAL HIGHLIGHTS (Continued)

For a Retail Class share outstanding throughout the period.

Period From
March 10, 2017(1)
to June 30, 2017

Per Share Data:
Net asset value, beginning of period	$11.47

Investment operations:
Net investment loss(2)	(0.02)
Net realized and unrealized gain on investments	1.29
Total from investment operations	1.27

Less distributions from:
Net investment income	—
Net realized capital gains	—
Total distributions	—
Net asset value, end of period	$12.74
Total return(3)(4)	11.07%

Supplemental data and ratios:
Net assets, end of period (000’s)	$11
Ratios to average net assets:
Expenses(5)(6)	1.10%
Net investment loss(5)(6)	(0.40)%
Portfolio turnover rate(4)	53%

(1)	Inception date of the Retail Class was March 10, 2017.
(2)	Net investment loss per share has been calculated based on average shares outstanding during the period.
(3)	Total returns assumes reinvestment of dividends and would have been lower in the absence of fees waived.
(4)	Not annualized for periods less than one year.
(5)	Net of fees waived of 0.07% for the period ended June 30, 2017.
(6)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Entrepreneur U.S. Large Cap Fund

FINANCIAL HIGHLIGHTS

For an Institutional Class share outstanding throughout each period.

				Period From
	Year Ended	Year Ended	Year Ended	June 30,
	June 30,	June 30,	June 30,	2014(1) to June 30,
	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of period	$10.65	$10.77	$10.00	$10.00

Investment operations:
Net investment income(2)	0.04	0.07	0.04	—
Net realized and unrealized
gain (loss) on investments	2.10	(0.12)	0.74	(0.00	)(3)
Total from investment operations	2.14	(0.05)	0.78	—

Less distributions from:
Net investment income	(0.06)	(0.07)	(0.01)	—
Net realized capital gains	(0.12)	—	—	—
Total distributions	(0.18)	(0.07)	(0.01)	—
Net asset value, end of period	$12.61	$10.65	$10.77	$10.00
Total return(4)(5)	20.26%	-0.49%	7.77%	0.00%

Supplemental data and ratios:
Net assets, end of period (000’s)	$107,823	$88,495	$82,980	$75,001
Ratios to average net assets:
Expenses(6)(7)	0.75%	0.75%	0.75%	0.00	%(8)
Net investment income(6)(7)	0.33%	0.67%	0.36%	0.00	%(8)
Portfolio turnover rate(5)	43%	77%	90%	0	%(9)

(1)	Inception date of the Institutional Class was June 30, 2014.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Amount is less than $0.01 per share.
(4)	Total returns assumes reinvestment of dividends and would have been lower in the absence of fees waived.
(5)	Not annualized for periods less than one year.
(6)	Net of fees waived of 0.07%, 0.08%, 0.08% and 0.01% for the years ended June 30, 2017, June 30, 2016, June 30, 2015 and the period ended June 30, 2014, respectively.
(7)	Annualized for periods less than one year.
(8)	Amount is based on a one-day fiscal year and is not indicative of future Fund expenses or income.
(9)	Excludes the value of portfolio securities received as a result of in-kind purchases of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS
June 30, 2017

1.	ORGANIZATION

EntrepreneurShares™ Series Trust, a Delaware statutory trust (the “Trust”), was formed on July 1, 2010, and has authorized capital of unlimited shares of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to issue multiple series and classes of shares. The EntrepreneurShares Global Fund (the “Global Fund”), the Entrepreneur U.S. Small Cap Fund (the “U.S. Small Cap Fund”) and the Entrepreneur U.S. Large Cap Fund (the “U.S. Large Cap Fund”) (each separately a “Fund”, or collectively, “the Funds”) are each classified as a “diversified” series, as defined in the 1940 Act. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The Global Fund commenced operations on November 11, 2010. The U.S. Small Cap Fund’s Institutional Class and Retail Class commenced operations on December 17, 2013 and March 10, 2017, respectively. The U.S. Large Cap Fund commenced operations on June 30, 2014.

The investment objective of the Global Fund is long-term capital appreciation. The Global Fund seeks to achieve its objective by investing in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by EntrepreneurShares, LLC, the Global Fund’s Sub-Advisor, and Weston Capital Advisors, LLC, the Global Fund’s investment advisor.

The investment objective of the U.S. Small Cap Fund is long-term capital appreciation. The U.S. Small Cap Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. companies with market capitalization that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by Capital Impact Advisors, LLC, the U.S. Small Cap Fund’s investment advisor.

The investment objective of the U.S. Large Cap Fund is long-term capital appreciation. The U.S. Large Cap Fund seeks to achieve its objective by investing in equity securities of U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics, as determined by Capital Impact Advisors, LLC, the U.S. Large Cap Fund’s investment advisor. Weston Capital Advisors, LLC and Capital Impact Advisors, LLC (together “Advisors”) are majority owned by Dr. Shulman.

The Global Fund and the U.S. Large Cap Fund offer one share class, the Institutional Class. The U.S. Small Cap Fund offers two share classes, the Institutional Class and the Retail Class.  Effective June 29, 2012 the Global Fund ceased offering Class A shares to the public. The remaining Class A shares were converted into Retail Class shares. Effective January 10, 2013 the Global Fund ceased offering Retail Class shares to the public. The remaining Retail shares were converted into Institutional shares. Effective June 30, 2017, the U.S. Small Cap Fund ceased offering Retail Class shares to the public.  As described in the Prospectus, the Institutional Class shares do not have a 12b-1 fee.  The U.S. Small Cap Fund Retail Class shares are subject to a 0.25% distribution fee of average daily net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuations
The following is a summary of the Funds’ pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Funds.

In determining the net asset value (“NAV”) of the Funds’ shares, securities that are listed on a national securities exchange (other than the National Association of Securities Dealers’ Automatic Quotation System (“NASDAQ”)) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed securities is taken from the exchange where the security is primarily

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.

Unlisted securities held by the Funds are valued at the average of the quoted bid and ask prices in the over the-counter (“OTC”) market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the EntrepreneurShares Series Trust Board of Trustees (the “Board”). Investments in registered open-end investment companies other than exchange-traded funds are valued at the reported NAV.

Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. There is no definitive set of circumstances under which the Funds may elect to use fair value procedures to value a security. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including restricted securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (the “SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the New York Stock Exchange that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value price assigned to a security upon sale.

Securities that are not listed on an exchange are valued by the Funds’ Advisors, under the supervision of the Board. There is no single standard for determining the fair value of a security. Rather, in determining the fair value of a security, the Advisors and the Board take into account the relevant factors and surrounding circumstances, which may include: (1) the nature and pricing history (if any) of the security; (2) whether any dealer quotations for the security are available; (3) possible valuation methodologies that could be used to determine the fair value of the security; (4) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (5) whether the same or similar securities are held by other funds managed by the Advisors or other funds and the method used to price the security in those funds; (6) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by third parties independent of the Advisors; and (7) the liquidity or illiquidity of the market for the security.

Fair Value Measurement
The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access at the measurement date;

Level 2:
Observable inputs other than quoted prices included in Level 1 that are observable for the asset either directly or indirectly. These inputs may include quoted prices for identical instruments on inactive markets, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates, and similar data;

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Level 3:
Significant unobservable inputs for the asset to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset, and would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities and real estate investment trusts, and certain money market securities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. The tables below are a summary of the inputs used to value the Funds’ investments as of June 30, 2017.

Global Fund
Investments at Fair Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$25,619,088	$—	$—	$25,619,088
Real Estate Investment Trusts	384,327	—	—	384,327
Money Market Funds	967,850	—	—	967,850
Total Investments	$26,971,265	$—	$—	$26,971,265

U.S. Small Cap Fund
Investments at Fair Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$113,141,854	$—	$—	$113,141,854
Real Estate Investment Trusts	2,501,311	—	—	2,501,311
Money Market Funds	5,181,406	—	—	5,181,406
Total Investments	$120,824,571	$—	$—	$120,824,571

U.S. Large Cap Fund
Investments at Fair Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$98,730,862	$—	$—	$98,730,862
Real Estate Investment Trusts	5,294,915	—	—	5,294,915
Money Market Funds	3,808,150	—	—	3,808,150
Total Investments	$107,833,927	$—	$—	$107,833,927

*	For further information regarding security characteristics, please see the Schedules of Investments.

For the year ended June 30, 2017, the Funds had no transfers of securities between levels and no investments in derivative instruments. Transfers between levels are recognized at the end of the reporting year. The Funds did not have any Level 3 instruments during the year.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Use of Estimates and Indemnifications
The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown; however, the Trust has not had claims or losses pursuant to these contracts and the Trust expects any risk of loss to be remote.

Federal Income Taxes
The Funds intend to continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent it distributes substantially all of their net investment income and net realized gains to shareholders.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority for the year ended June 30, 2017. The Funds would recognize interest and penalties, if any, related to uncertain tax benefits in the Statements of Operations. During the year ended June 30, 2017, the Funds did not incur any interest or penalties. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

Distribution to Shareholders
The Funds intend to continue to distribute to its shareholders any net investment income and any net realized long or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

Foreign Currency Transactions
The Funds’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. fair value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds isolate portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected as net realized and unrealized gain or loss on foreign currency.

Investment Transactions and Investment Income
Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts.  Net realized gains or losses are determined using the best tax identification method.

3.	AGREEMENTS

Global Fund’s Investment Advisory Agreement
Weston Capital Advisors, LLC, a related party of the Global Fund, oversees the performance of the Global Fund and is responsible for overseeing the management of the investment portfolio of the Global Fund. These services are provided under the terms of an investment advisory agreement between the Trust and Weston Capital Advisors, LLC, pursuant to which Weston Capital Advisors, LLC receives an annual advisory fee equal to 1.25% of the Global Fund’s average net assets.

Through November 1, 2017, the Advisor has agreed to waive and/or reimburse the Global Fund for its advisory fee, and to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment- related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of the Institutional Class shares of the Global Fund to the amounts of 1.70% per annum of net assets attributable to such shares of the Global Fund.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Weston Capital Advisors, LLC shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the Global Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the Global Fund is not obligated to pay any such reimbursed fees more than three years after the end of the fiscal year in which the expense was borne by Weston Capital Advisors, LLC.

Waived fees subject to recovery by year of expiration are as follows:

Year of Expiration	Potential Recovery
6/30/2020	$ 9,986
6/30/2019	$68,444
6/30/2018	$60,049

Sub-Advisory services are provided to the Global Fund, pursuant to an agreement between Weston Capital Advisors, LLC and EntrepreneurShares, LLC (the “Sub-Advisor”). Under the terms of this sub-advisory agreement, Weston Capital Advisors, LLC, not the Global Fund, compensates the Sub-Advisor based on the Global Fund’s average net assets. Certain officers of Weston Capital Advisors, LLC are also officers of the Sub-Advisor. Dr. Shulman is a majority owner of both Weston Capital Advisors, LLC and the Sub-Advisor.

U.S. Small Cap Fund and U.S. Large Cap Fund Investment Advisory Agreement
Capital Impact Advisors, LLC, a related party of the U.S. Small Cap Fund and the U.S. Large Cap Fund, oversees the performance of the U.S. Small Cap Fund and the U.S. Large Cap Fund and is responsible for overseeing the management of the investment portfolio of the U.S. Small Cap Fund and the U.S. Large Cap Fund. These services are provided under the terms of investment advisory agreements between the Trust and Capital Impact Advisors, LLC, pursuant to which Capital Impact Advisors, LLC receives an annual advisory fee equal to 0.75% of the U.S. Small Cap Fund’s average net assets and 0.65% of the U.S. Large Cap Fund’s average net assets.

Through November 1, 2017 for the U.S. Small Cap Fund and the U.S. Large Cap Fund, Capital Impact Advisors, LLC has agreed to waive and/or reimburse the U.S. Small Cap Fund and the U.S. Large Cap Fund for its advisory fee, and to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of the Institutional Class shares and Retail Class Shares of the U.S. Small Cap Fund to the amounts of 0.85% and 1.10%, respectively, per annum of net assets attributable to such shares of the U.S. Small Cap Fund and 0.75% per annum of net assets attributable to shares of the U.S. Large Cap Fund. Capital Impact Advisors, LLC shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the U.S. Small Cap Fund or the U.S. Large Cap Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the U.S. Small Cap Fund and the U.S. Large Cap Fund are not obligated to pay any such reimbursed fees more than three years after the end of the fiscal year in which the expense was borne by Capital Impact Advisors, LLC.

Waived fees subject to recovery by year of expiration are as follows:

Year of Expiration	Potential Recovery
	U.S. Small Cap Fund	U.S. Large Cap Fund
6/30/2020	$77,461	$70,689
6/30/2019	$72,431	$66,377
6/30/2018	$58,334	$66,315

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

4.	DISTRIBUTION PLAN

The Trust has adopted distribution and service (Rule 12b-1) plans (the “Plan”) for the Funds’ Retail Class shares (not available for sale at this time) and the Global Fund’s Class A shares (not available for sale at this time). The Plan allows the Funds to use up to 0.25% of the average daily net assets attributable to the Retail Class shares of the Funds to pay sales, distribution, and other fees for the sale of that share class and for services provided to holders of Retail Class shares. The Plan allows the Global Fund to use up to 0.25% of the average daily net assets attributable to the Class A shares to pay sales, distribution, and other fees for the sale of that class and for services provided to holders of Class A shares. Because these fees are paid out of the Funds’ assets, over time, these fees will increase the cost of an investment in Retail Class or Class A shares, as applicable, and may cost the shareholder more than paying other types of sales charges. The Funds’ Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.  For the year ended June 30, 2017, the U.S. Small Cap Fund Retail Class incurred expenses of $8 pursuant to the Plan.

5.	INCOME TAXES

The Funds plan to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid during the year ended June 30, 2017 and the year ended June 30, 2016 was as follows:

		Ordinary	Long-Term
	Global Fund	Income*	Capital Gain	Total
	June 30, 2017	$—	$—	$—
	June 30, 2016	$19,570	$—	$19,570

		Ordinary	Long-Term
	U.S. Small Cap Fund	Income*	Capital Gain	Total
	June 30, 2017	$256,005	$—	$256,005
	June 30, 2016	$24,155	$7,648,839	$7,672,994

		Ordinary	Long-Term
	U.S. Large Cap Fund	Income*	Capital Gain	Total
	June 30, 2017	$1,092,097	$404,731	$1,496,828
	June 30, 2016	$508,011	$—	$508,011

*	For federal income tax purposes, distribution of short-term capital gains are treated as ordinary income distributions.

The Funds designate long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the tax year ended June 30, 2017.

Additionally, GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following table shows the reclassifications made:

		Accumulated	Accumulated
Global Fund	Paid in	Net Investment	Realized
Year Ended	Capital	Income (Loss)	Gain (Loss)
June 30, 2017	$(2)	$198,452	$(198,450)

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

		Accumulated	Accumulated
U.S. Small Cap Fund	Paid in	Net Investment	Realized
Year Ended	Capital	Income (Loss)	Gain (Loss)
June 30, 2017	$(2,990)	$(175,479)	$178,469

		Accumulated	Accumulated
U.S. Large Cap Fund	Paid in	Net Investment	Realized
Year Ended	Capital	Income (Loss)	Gain (Loss)
June 30, 2017	$—	$24	$(24)

The permanent differences relate primarily to foreign currency reclassifications, REIT, partnership adjustments and reclassification of net operating losses.

As of June 30, 2017, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes are:

		U.S. Small	U.S. Large
	Global Fund	Cap Fund	Cap Fund
Cost of investments	$24,027,296	$90,792,553	$91,664,956
Unrealized appreciation	3,458,089	31,322,333	20,039,116
Unrealized depreciation	(514,120)	(1,290,315)	(3,870,145)
Net unrealized appreciation	2,943,969	30,032,018	16,168,971
Undistributed ordinary income	1,397,881	—	2,267,093
Undistributed long-term capital gain	1,249,323	6,589,139	3,297,630
Distributable income	2,647,204	6,589,139	5,564,723
Other accumulated gain (loss)	63	(14,521)	—
Total accumulated gain	$5,591,236	$36,606,636	$21,733,694

The table above differs from the financial statements due to timing differences related to the deferral of losses due to wash sales, partnership interests and Passive Foreign Investment Companies.

As of June 30, 2017, the Funds had capital loss carry forwards which could be used to offset future gains of:

Capital Loss
	Carryover	Character
Global Fund	$—	N/A
U.S. Small Cap Fund	$—	N/A
U.S. Large Cap Fund	$—	N/A

As of June 30, 2017, the Funds had deferred qualified late year ordinary losses of:

Global Fund	$—
U.S. Small Cap Fund	$14,521
U.S. Large Cap Fund	$—

As of June 30, 2017, the Funds had deferred qualified post October losses of:

Global Fund	$—
U.S. Small Cap Fund	$—
U.S. Large Cap Fund	$—

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

6.	CAPITAL SHARE TRANSACTIONS

The Trust has authorized capital of unlimited shares of no par value which may be issued in more than one class or series. Currently, the Trust consists of three series, the Funds. Transactions in shares of the Funds were as follows:

	Year Ended	Year Ended
Global Fund	June 30, 2017	June 30, 2016

Institutional Class
Shares sold	24,904	1,435,238
Shares issued in reinvestment of distributions	—	591
Shares redeemed	(31,358)	(43,619)
Net increase (decrease)	(6,454)	1,392,210
Shares outstanding
Beginning of year	1,844,886	452,676
End of year	1,838,432	1,844,886

	Year Ended	Year Ended
U.S. Small Cap Fund	June 30, 2017	June 30, 2016

Institutional Class
Shares sold	30,216	151,902
Shares issued in reinvestment of distributions	22,355	806,785
Shares redeemed	(4,016,823)	(16,393)
Net increase (decrease)	(3,964,252)	942,294
Shares outstanding
Beginning of year	13,441,865	12,499,571
End of year	9,477,613	13,441,865

	Year Ended	Year Ended
U.S. Small Cap Fund	June 30, 2017	June 30, 2016

Retail Class(1)
Shares sold	872	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase	872	—
Shares outstanding
Beginning of period	—	—
End of period	872	—

	Year Ended	Year Ended
U.S. Large Cap Fund	June 30, 2017	June 30, 2016

Institutional Class
Shares sold	320,047	664,321
Shares issued in reinvestment of distributions	125,355	48,945
Shares redeemed	(206,800)	(107,638)
Net increase	238,602	605,628
Shares outstanding
Beginning of year	8,311,301	7,705,673
End of year	8,549,903	8,311,301

(1)	Inception date of the U.S. Small Cap Fund Retail Class was March 10, 2017.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

7.	RELATED PARTIES

At June 30, 2017, certain officers of the Trust were also employees of the Advisors. However, these officers were not compensated directly by the Funds.  Refer to Note 3 for more information.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2017, for the benefit of its shareholders, National Financial Services, LLC held 73.3% of the total Global Fund shares outstanding. As of June 30, 2017, for the benefit of its shareholders, MAC & Co., an affiliate of the U.S. Small Cap Fund, held 95.0% of the total U.S. Small Cap Fund Institutional Class shares outstanding. As of June 30, 2017, Capital Impact Advisors held 100% of the total U.S. Small Cap Fund Retail Class shares outstanding.  As of June 30, 2017, for the benefit of its shareholders, MAC & Co., an affiliate of the U.S. Large Cap Fund, held 89.8% of the total U.S. Large Cap Fund shares outstanding.

9.	INVESTMENT TRANSACTIONS

During the year ended June 30, 2017, the aggregate purchases and sales of securities (excluding in-kind transactions and short-term securities) were:

		U.S. Small	U.S. Large
	Global Fund	Cap Fund	Cap Fund
Purchases:	$14,982,900	$74,536,766	$40,865,721
Sales:	$15,032,095	$124,666,061	$41,167,712

The Funds did not have any purchases or sales of U.S. Government Securities.

10.	FOREIGN INVESTMENT RISK

The Global Fund generally invests a significant portion of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Global Fund invests in are sometimes open on days when the New York Stock Exchange (“NYSE”) is not open and the Global Fund does not calculate its net asset value (“NAV”), and sometimes are not open on days when the NYSE is open and the Global Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time at which the Global Fund calculates its NAV. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time at which the Global Fund calculate its NAV.

Foreign stocks, as an asset class, may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depository receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country  risk including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments are typically greater in emerging and less developed markets.

11.	ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information.  These amendments relate to Regulation S-X which sets forth the form and content of financial statements.  At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

EntrepreneurShares Series Trust

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

12.	SUBSEQUENT EVENTS EVALUATION

On July 31, 2017, The Entrepreneur U.S. Small Cap Fund liquidated its Retail Class shares. Liquidation proceeds were paid in cash for the redeemed Retail Class shares at their net asset value.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

EntrepreneurShares Series Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of EntrepreneurShares Global Fund, Entrepreneur U.S. Small Cap Fund and Entrepreneur U.S. Large Cap Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of EntrepreneurShares Global Fund, Entrepreneur U.S. Small Cap Fund, and Entrepreneur U.S. Large Cap Fund (collectively, the Funds) each a separate series of the EntrepreneurShares Series Trust, as of June 30, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EntrepreneurShares Global Fund, Entrepreneur U.S. Small Cap Fund and Entrepreneur U.S. Large Cap Fund as of June 30, 2017, and the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each period presented in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Boston, MA
August 29, 2017

EntrepreneurShares Series Trust

ADDITIONAL INFORMATION
June 30, 2017 (Unaudited)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

		Term of		# of Portfolios	Other
		Office(1)		in Fund	Directorships
	Position(s)	and		Complex	Held by Trustee
Name, Address	Held	Length of	Principal Occupation(s)	Overseen	During Past
and Birth Year	with Trust	Time Served	During Past 5 Years	by Trustee	5 Years

Dr. Stephen Sohn	Trustee	Since 2010	Chairman – Quantum	3	None
175 Federal Street, Suite #875			Aesthetic Surgery Inc.;
Boston, MA 02210			Former faculty member
Birth year: 1944			Harvard Medical School
(1974 to 1996).

George R. Berbeco	Trustee	Since 2010	Chairman – Bay Colony	3	None
175 Federal Street, Suite #875			Development Corporation;
Boston, MA 02210			Former President – Devon
Birth year: 1944			Group and General Partner –
Devon Capital Partners, LP.
(commodity trading)
(2005 to 2009).

Joel M. Shulman, CFA(2)	President	Since 2010	Member and principal	3	None
175 Federal Street, Suite #875	and Trustee		of Weston since 2010;
Boston, MA 02210			Tenured professor
Birth year: 1955			at Babson College.

David Cragg	Secretary,	Since 2010	Member and Chief	N/A	N/A
175 Federal Street, Suite #875	Treasurer		Compliance Officer the
Boston, MA 02210	and Chief		Advisor since 2010.
Birth year: 1969	Compliance		Former Chief Financial
	Officer		Officer and Chief Operating
Officer of the Leuthold Group
(1999 to 2009).

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge, upon request by calling the Funds toll free at 1-877-271-8811 or by visiting the SEC’s website (http://www.sec.gov).

EntrepreneurShares Series Trust

ADDITIONAL INFORMATION (Continued)
June 30, 2017 (Unaudited)

2.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

Global Fund
For the year ended June 30, 2017, none of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Global Fund designates none of their ordinary income distributions for the fiscal year as qualified dividend income under the Jobs and Growth Tax Reconciliation Act of 2003.

The Global Fund designates none of its ordinary income distributions as short-term capital gain distribution under Internal Revenue Code Section 871(k)(2)(c).

U.S. Small Cap Fund
For the year ended June 30, 2017, 100.00% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The U.S. Small Cap Fund designates 100.00% of their ordinary income distributions for the fiscal year as qualified dividend income under the Jobs and Growth Tax Reconciliation Act of 2003.

The U.S. Small Cap Fund designates none of its ordinary income distributions as short-term capital gain distribution under Internal Revenue Code Section 871(k)(2)(c).

U.S. Large Cap Fund
For the year ended June 30, 2017, 62.78% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The U.S. Large Cap Fund designates 62.98% of their ordinary income distributions for the fiscal year as qualified dividend income under the Jobs and Growth Tax Reconciliation Act of 2003.

The U.S. Large Cap Fund designates 53.10% of its ordinary income distributions as short-term capital gain distribution under Internal Revenue Code Section 871(k)(2)(c).

3.	AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge, upon request, by calling 1-877-271-8811.

4.	PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-271-8811, and (2) on the SEC’s website at www.sec.gov.

EntrepreneurShares Series Trust

PRIVACY POLICY
(Unaudited)

As part of the EntrepreneurShares fund family long tradition of trust, the confidentiality of personal information is paramount. We maintain high standards to safeguard your personal information. We will remain vigilant and professional in protecting that information and in using it in a fair and lawful manner. As part of this commitment to fulfilling your trust we have formulated this Privacy Policy.

Safeguarding Customer Information and Documents

To conduct regular business, we may collect nonpublic personal information from sources such as:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerances;

•	Account History, including information about the transactions and balances in a customer’s account; and

•
Correspondence, written, telephonic, or electronic between a customer and Weston Capital Advisors, EntrepreneurShares, and/or EntrepreneurShares Global Fund, or service providers to Weston Capital Advisors, EntrepreneurShares, and/or EntrepreneurShares Global Fund.

To conduct regular business we collect non-public customer data in checklists, forms, in written notations, and in documentation provided to us by our customers for evaluation, registration, licensing or related consulting services. We also create internal lists of such data.

EntrepreneurShares will internally safeguard your nonpublic personal information by restricting access to only those employees who provide products or services to you or those who need access to your information to service your account. In addition, we will maintain physical, electronic and procedural safeguards that meet  federal  and/or  state  standards to guard your nonpublic personal information. Failure to observe EntrepreneurShares’ procedures regarding customer and consumer privacy will result in discipline and may lead to termination.

Sharing Nonpublic Personal and Financial Information

As the Firm shares nonpublic information solely to service our client accounts, we do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law or otherwise disclosed herein.

EntrepreneurShares is committed to the privacy and protection of our customers’ personal and financial information. We will not share any such information with any affiliated or nonaffiliated third party except:

•	When necessary to complete transactions in a customer account, such as clearing firm.
•	When required to service and/or maintain your account.
•	In order to resolve a customer dispute or inquiry.
•	With persons acting in a fiduciary or representative capacity on behalf of the customer.
•	With rating agencies, persons assessing compliance with industry standards, or to the attorneys, accountants and auditors of the firm.
•	In connection with any sale and / or merger of EntrepreneurShares’ business.
•	To prevent or protect against actual or potential fraud, identity theft, unauthorized transactions, claims or other liability.
•	To comply with all federal, state or local laws, rules, statutes and other applicable legal requirements.
•
In connection with a written agreement to provide advisory services or investment management when the information is released solely for the purpose of providing products or services covered by pursuant to the EntrepreneurShares Wrap Fee Program.

•	Upon the customer’s specific instruction, consent or request.

Note: When we share your nonpublic information with any third party for the reasons listed above, we make certain that there are written restrictions in place regarding the use and/or disclosure of said information.

Opt-Out Provisions

It is not a policy of EntrepreneurShares to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service customer accounts or is mandated by law, there are no allowances made for clients to opt out.

EntrepreneurShares Global Fund Investment Advisor
Weston Capital Advisors, LLC
175 Federal Street, Suite #875
Boston, MA 02110

EntrepreneurShares Global Fund Investment Sub-Advisor
EntrepreneurShares, LLC
175 Federal Street, Suite #875
Boston, MA 02110

Entrepreneur U.S. Small Cap Fund and Entrepreneur U.S. Large Cap Fund Investment Advisor
Capital Impact Advisors, LLC
175 Federal Street, Suite #875
Boston, MA 02110

Independent Registered Public Accounting Firm
RSM US LLP
80 City Square
Boston, MA 02129

Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

Administrator, Accountant, Transfer Agent and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-877-271-8811.

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its Code of Ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the Code of Ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, upon request, by mail, by calling the registrant at 1-877-271-8811.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including a review of excise tax calculation and annual distribution requirements. There were no “Other Services” provided by the principal account. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017 RSM US LLP	FYE 6/30/2016 RSM US LLP
Audit Fees	$48,300	$47,250
Audit-Related Fees	$0	$0
Tax Fees	$8,400	$7,875
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by RSM US LLP for the fiscal year ended June 30, 2017 and for the fiscal year ended June 30, 2016 applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017 RSM US LLP	FYE 6/30/2016 RSM US LLP
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017 RSM US LLP	FYE 6/30/2016 RSM US LLP
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  EntrepreneurShares Series Trust

By (Signature and Title)* /s/ Dr. Joel M. Shulman
  Dr. Joel M. Shulman, President

Date    September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dr. Joel M. Shulman
  Dr. Joel M. Shulman, President

Date    September 6, 2017

By (Signature and Title)* /s/ David Cragg
  David Cragg, Treasurer

Date    September 6, 2017